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                                                                   Exhibit 10.15

                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                         CHIEF EXECUTIVE OFFICER
                                                       EFFECTIVE JANUARY 1, 1999

In accordance with the terms of the M/I Schottenstein Homes Executive Officer Compensation Plan (the "Plan"), the Executive Officer Compensation Committee (the "Committee") shall, for each Participant, establish the award formulas and performance goals (as those terms are defined in the Plan) to be measured to determine the amount of bonus awards for each Plan Year. The following are the performance goals and award formulas for the 1999 plan year for the Chief Executive Officer. Subject to the maximum limit set forth in Section 7.4 of the Plan, the maximum award the Chief Executive Officer is eligible to receive for the 1999 Plan Year shall be an amount equal to 500% of his 1999 base salary.

I. ACTUAL NET INCOME: In the event the ACTUAL NET INCOME of the Company is equal to $15,000,000, the Chief Executive Officer will receive a graduating cents per dollar amount based on the following schedule.

                      Million Increments greater                            Cents per Incremental
                     than or equal to $15,000,000:                             Million awarded:
                     -----------------------------                             ----------------
                    $15,000,000.00 - $15,999,999.99                            $0.05000 Cents
                    $16,000,000.00 - $16,999,999.99                            $0.05250 Cents
                    $17,000,000.00 - $17,999,999.99                            $0.05500 Cents
                    $18,000,000.00 - $18,999,999.99                            $0.05750 Cents
                    $19,000,000.00 - $19,999,999.99                            $0.06000 Cents
                    $20,000,000.00 - $20,999,999.99                            $0.06375 Cents
                    $21,000,000.00 - $21,999,999.99                            $0.06750 Cents
                    $22,000,000.00 - $22,999,999.99                            $0.07125 Cents
                    $23,000,000.00 - $23,999,999.99                            $0.07500 Cents
                    $24,000,000.00 - $24,999,999.99                            $0.07875 Cents
                    $25,000,000.00 - $25,999,999.99                            $0.08375 Cents
                    $26,000,000.00 - $26,999,999.99                            $0.08875 Cents
                    $27,000,000.00 - $27,999,999.99                            $0.09375 Cents
                    $28,000,000.00 - $28,999,999.99                            $0.09875 Cents
                    $29,000,000.00 - $29,999,999.99                            $0.10375 Cents
                    $30,000,000.00 - $30,999,999.99                            $0.10500 Cents
                    $31,000,000.00 - $31,999,999.99                            $0.10625 Cents
                    $32,000,000.00 - $32,999,999.99                            $0.10750 Cents
                    $33,000,000.00 - $33,999,999.99                            $0.10875 Cents
                    $34,000,000.00 - $34,999,999.99                            $0.11000 Cents
                    $35,000,000.00 - $35,999,999.99                            $0.11125 Cents
                    $36,000,000.00 - $36,999,999.99                            $0.11250 Cents
                           $37,000,000.00 +                                    $0.11375 Cents

II. If the Company achieves at least a 92% affirmative response to Question Number 14 on the Homeowner Questionnaire, the Chief Executive Officer will receive a given portion of his December 31 base salary as follows:

                  Customer Response Achieved:                          Percent of December 31 Salary:
                  ---------------------------                          ------------------------------
                          92.00% - 92.99%                                       50.00% - 50.99%
                          93.00% - 93.99%                                       60.00% - 60.99%
                          94.00% - 94.99%                                       75.00% - 75.99%
                          95.00% - 95.99%                                       85.00% - 85.99%
                          96.00% - 96.99%                                       90.00% - 90.99%
                          97.00% - 97.99%                                       95.00% - 95.99%
                          98.00% - 98.99%                                      100.00% - 100.99%
                          99.00% - 99.99%                                      105.00% - 105.99%
                          100%                                                 110.00%

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                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                      AWARD FORMULAS AND PERFORMANCE GOALS CHIEF
                                                               EXECUTIVE OFFICER
                                                       EFFECTIVE JANUARY 1, 1999

III. If the Return on Equity (defined as net income for the 1999 year divided by equity at the beginning of the calendar year) of the Corporation is at least 10%, the Chief Executive Officer will receive a given portion of his December 31 base salary as follows:

                  Return on Equity Results:                   Percentage of December 31 Salary:
                  -------------------------                   ---------------------------------
                          10.00%                                           50.00%
                          11.00%                                           60.00%
                          12.00%                                           65.00%
                          13.00%                                           70.00%
                          14.00%                                           75.00%
                          15.00%                                           80.00%
                          16.00%                                           85.00%
                          17.00%                                           90.00%
                          18.00%                                           95.00%
                          19.00%                                          100.00%
                          20.00%                                          105.00%


PAYMENT
-------

In accordance with the terms of the Plan, the Committee will determine the amount of the award earned by the Chief Executive Officer after the end of the 1999 Plan Year. Of this amount, not less than 5% will be paid in company stock under the 1998 Executive Deferred Compensation Plan.

ACKNOWLEDGED:

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Name                                                                       Date